UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 22, 2014

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report is the slide presentation from the Company’s Annual Meeting of Stockholders held on July 22, 2014 and the information therein is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 5.02                   Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2014, the stockholders of Impac Mortgage Holdings, Inc. (the “Company”) approved an amendment to the Company’s 2010 Omnibus Incentive Plan, as amended (the “Plan”), increasing the number of shares available under the Plan by 300,000 shares.  Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.  The increase in shares available under the Plan is designed to enhance the flexibility in granting stock options and other awards to officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Company’s compensation committee.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive Proxy Statement for the 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 19, 2014, under the heading “Proposal No. 2 - Approval of Amendment to 2010 Omnibus Incentive Plan to Increase the Shares Subject to the Plan by 300,000 Shares”, which such description is incorporated herein by reference. The summary of the terms and conditions of the Plan is not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 22, 2014. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 19, 2014. There were 9,160,309 shares of common stock present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1:  To elect a Board of Directors to serve for the ensuing year.  There were six nominees for the Company’s Board of Directors.  The affirmative vote of a plurality of all of the votes cast at the meeting was necessary for the election of a nominee for director. Broker non-votes did not count as votes cast and had no effect on the result of the vote.  Each of the six nominees listed below have been elected to serve on the Board of Directors until the Company’s 2015 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph R. Tomkinson	3,611,582	258,325	3,606,917
William S. Ashmore	3,608,091	261,816	3,606,917
James Walsh	3,097,671	772,236	3,606,917
Frank P. Filipps	3,645,737	224,170	3,606,917
Stephan R. Peers	3,094,945	774,962	3,606,917
Leigh J. Abrams	3,096,510	773,397	3,606,917

Proposal No. 2:  To approve an amendment to the Company’s 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares. Approval of the proposal required the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.  Abstentions had the same effect as a vote against the proposal and broker non-votes were not counted as shares entitled to vote and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,685,796	1,170,353	13,758	3,606,917

Proposal No. 3:  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting.  Abstentions did not count as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,033,345	328,510	114,969	N/A

Proposal No. 4:  To approve the Company’s Tax Benefits Preservation Rights Agreement. The affirmative vote of a majority of the votes cast at the meeting was required to approve the proposal.  Abstentions and broker non-votes did not count as votes cast and did not have an effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,639,928	186,077	43,902	3,606,917

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report is the slide presentation from the Company’s Annual Meeting of Stockholders held on July 22, 2014 and the information therein is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	2010 Omnibus Incentive Plan, as amended
99.1	Slide presentation from Annual Meeting of Stockholders held on July 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 25, 2014

	By:	/s/Ron Morrison
	Name:	Ron Morrison
	Title:	EVP & General Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	2010 Omnibus Incentive Plan, as amended
99.1	Slide presentation from Annual Meeting of Stockholders held on July 22, 2014